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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 11, 1997

                           Communication Intelligence Corporation
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                (Exact name of Registrant as specified in its charter)


                                      Delaware
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                    (State or other jurisdiction of incorporation)



         0-19301                                   94-2790442
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(Commission File Number)               (I.R.S. Employer Identification No.)


275 Shoreline Drive, Suite 520, Redwood Shores, CA                94065
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  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (415) 802-7888


                                   Not Applicable
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            (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

    On September 11, 1997, Communication Intelligence Corporation (the "Company") and Gerard Klauer Mattison & Co., Inc. ("GKM") entered into an engagement letter pursuant to which GKM will provide financial advisory services to the Company on an exclusive basis for a period of one year, subject to the terms and conditions contained therein. Pursuant to the engagement letter, GKM will, among other things, review and analyze the Company's current financial condition, prepare an assessment of the Company's financial prospects and expected financing requirements and provide the Company with recommendations in order to maximize value for the Company's stockholders.
The engagement letter requires GKM to present a report to the Board of Directors by December 11, 1997 and, subject to conditions, GKM may assist the Company in raising funds.

    In addition to compensation to be paid to GKM, the engagement letter contains additional terms and conditions including, among other things, a conditional right of first refusal to act as the Company's exclusive underwriter, placement agent and financial advisor in connection with investment banking services, to the extent that the Company decides to engage an investment bank or other financial advisor, and indemnification provisions.

    The Company has also engaged the executive search firm of Swartz & Associates, Inc. to assist the Company in its search for a new Chief Executive Officer and Chief Financial Officer. James Dao, Chairman and founder of the Company, will be focusing his full-time efforts on expanding the Company's activities in China. While the Company is conducting its search, management decisions will be made by the Executive Committee with the guidance of the Company's Operating Committee, comprised of a broad-based group of top executives of the Company and several board members.

    The Company incorporates herein by reference the matters described in the press release of the Company dated September 17, 1997 (annexed hereto as Exhibit 99.1).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

         99.1 -    Press release of the Company dated September 17, 1997.


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             COMMUNICATION INTELLIGENCE CORPORATION


Date:  September 19, 1997    By: /s/ Francis V. Dane
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                                Name: Francis V. Dane
                                Title: Vice President













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                                    EXHIBIT INDEX
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EXHIBIT NO.        EXHIBIT                                             PAGE NO.
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  99.1             Press release of the Company dated September 17, 1997.

















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